EXHIBIT 6(a)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated November 4, 1997 in this Amendment No. 1 to the Registration Statement (form S-6 No. 333-38913) and related Prospectus of Delaware--Voyageur Unit Investment Trust, Series 14.

                                          ERNST & YOUNG LLP

Philadelphia, Pennsylvania
November 4, 1997